Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 12, 2016

Insite Wireless Group, LLC

1199 North Fairfax Street, Suite 700

Alexandria, Virginia 22314

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Insite Wireless Group, LLC (the “Company”) and Barclays Capital Inc. (“Barclays”) and Guggenheim Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of cellular sites and the related tenant leases in conjunction with the proposed offering of Insite Wireless Group, LLC Secured Cellular Site Revenue Notes, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Sample Selection Procedures:

On September 20, 2016, representatives of Barclays, on behalf of the Company, provided us with a listing (the “Sample Listing”) consisting of, as represented to us by Barclays, on behalf of the Company, the following:

(i)	the 25 cellular sites with the highest annualized run rate net cash flow as of September 1, 2016 and indicated as “securitized” on the Statistical Data File (as defined below) (the “Top 25 Securitized Sample Sites”);

(ii)	the 25 cellular sites with the highest annualized run rate net cash flow as of September 1, 2016 and indicated as “development” on the Statistical Data File (the “Top 25 Development Sample Sites”);

(iii)	49 randomly selected cellular sites (the “49 Random Development Sample Sites”) indicated as “development” on the Statistical Data File and not included in clauses (i) and (ii) above (the “49 Random Development Sample Sites”);

(iv)	25 randomly selected cellular sites (the “25 Random Securitized Sample Sites”) indicated as “securitized” on the Statistical Data File and not included in clauses (i), (ii) and (iii) above; and

(v)	the 203 tenant leases related to the Top 25 Securitized Sample Sites, Top 25 Development Sample Sites, 25 Random Securitized Sample Sites and 49 Random Development Sample Sites (collectively, the “Selected Tenant Leases”).

The Top 25 Securitized Sample Sites, Top 25 Development Sample Sites, 49 Random Development Sample Sites and 25 Random Securitized Sample Sites are collectively hereinafter referred to as the “Sample Sites.”

Further, representatives of Barclays, on behalf of the Company, provided us on (i) September 22, 2016 with a computer-generated data file and related record layout (the “Initial Data File”) containing data with respect to 1,196 cellular sites (the “Cellular Sites”) and the related 2,800 tenant leases (the “Tenant Leases”) and (ii) October 4, 2016 with a supplemental data file containing the customer name for each of the 2,800 Tenant Leases included in the Initial Data File (the “Supplemental Tenant Data File”). At the instruction of Barclays, on behalf of the Company, we appended the Initial Data File with information set forth on the Supplemental Tenant Data File. The Initial Data File, as adjusted, is herein referred to as the “Statistical Data File.”

The Statistical Data File included 201 of the 203 Selected Tenant Leases (the Selected Tenant Leases indicated in Appendix A did not appear in the Statistical Data File). The remaining Selected Tenant Leases are hereinafter referred to as the “Sample Tenant Leases.”

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the tower site characteristics (the “Cellular Site Characteristics”) set forth on the Statistical Data File and indicated below.

Cellular Site Characteristics

1. Site identification number (for informational purpose only) 2. Site state 3. Ground interest 4. Tower type 5. Tower height	6. Monthly ground rent expense* 7. Monthly revenue share rent expense* 8. Monthly expense reimbursement* 9. Monthly operating expenses* 10. Final ground lease expiration date#

*	As of July 31, 2016
#	For Sample Sites that are indicated as “leased,” “assignment of rents” or “managed” on the Statistical Data File.

We compared Cellular Site Characteristics 2. and 3. to the (i) lease agreement or any amendments thereto (collectively, the “Lease Agreement”), for those Sample Sites that are indicated as “leased” or “assignment of rents” on the Statistical Data File, (ii) “Easement Agreement,” for those Sample Sites that are indicated as “easement” on the Statistical Data File, (iii) “Management and Marketing Agreement,” for those Sample Sites that are indicated as “managed” on the Statistical Data File or (iv) “Deed,” for those Sample Sites that are indicated as “owned” on the Statistical Data File.

We compared Cellular Site Characteristic 4. to photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Site Reports”). Additionally, at your instruction, a tower type of “lattice,” as set forth on the Statistical Data File, is noted to be “in agreement” with a tower type of “self-supporting,” as set forth on the Site Reports. Further, at your instruction, for purposes of such comparisons of Cellular Site Characteristic 4, we did not perform any procedures for Sample Sites with a tower type of “land only,” as set forth on the Statistical Data File.

We compared Cellular Site Characteristic 5. to the FCC certification, construction drawings, site audits, engineering reports, seller documents or other Company documents (collectively, the “Engineering Records”). Further, for purposes of such comparisons of Cellular Site Characteristic 5., differences of ten feet or less were be noted to be “in agreement.” Additionally, for those Sample Sites whose tower type was identified on the Statistical Data File as “land only” or “DAS” we did not perform any procedures with respect to such Cellular Site Characteristic 5.

With respect to Cellular Site Characteristics 6. and 7., for Sample Sites with a ground interest (i) indicated as “owned,” as set forth on the Statistical Data File, we observed a value of zero on the Statistical Data File or (ii) not indicated as “owned”, we compared the monthly ground rent expense and monthly revenue share rent expense to the corresponding information set forth on or derived from to the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”) or the Management and Marketing Agreement. Further, at your instruction, for purposes of such comparisons of Cellular Site Characteristics 6. and 7., differences of 2.5% or less of the monthly ground rent expense or monthly revenue share rent expense, as applicable, indicated on the Statistical Data File were noted to be “in agreement.”

We compared Cellular Site Characteristics 8. and 9. to the corresponding information set forth on the monthly expense worksheet as of July 31, 2016 (the “Unaudited Trial Balance”). Further, for purposes of such comparisons of Cellular Site Characteristics 8, and 9., differences of 2.5% or less of the monthly expense reimbursement and monthly operating expense indicated on the Statistical Data File were noted to be “in agreement.”

We compared Cellular Site Characteristic 10. to the Ground Lease Agreement. Further, for purposes of such comparisons of Cellular Site Characteristic 10., differences of thirty days or less were noted to be “in agreement.”

The cellular site documents described above and any other related documents used in support of the Cellular Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Site Documentation. In addition, we make no representations as to whether the Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Lease identification number (for informational purposes only) 2. Customer name 3. Monthly revenue* 4. Lease current expiration date 5. Lease final expiration date	6. Lease escalation frequency 7. Escalation type 8. Escalation amount 9. Billing frequency 10. Investment grade

*	As of July 31, 2016

We compared Tenant Lease Characteristic 2. to the corresponding information set forth on or derived from the tenant lease agreement and amendments thereto or the “Memorandum of Lease Abstract” (collectively, the “Tenant Lease Agreement”).

We compared Tenant Lease Characteristic 3. to the corresponding information set forth on or derived from the Tenant Lease Agreement or the “Monthly Invoice”. For purposes of such comparisons of

Tenant Lease Characteristic 3., in the instances in which the Tenant Lease Agreement refers to a variable escalation increase based on the Consumer Price Index (“CPI”), using the methodologies provided to us by the Company, we recalculated the monthly revenue using the “CPI Increase Report” and compared the result to the corresponding amount set forth in the Statistical Data File.

We compared Tenant Lease Characteristics 4. through 9. to the corresponding information set forth on the Tenant Lease Agreement. Further, for purposes of such comparisons of Tenant Lease Characteristics 4. and 5., differences of thirty days or less were noted to be “in agreement.”

We compared Tenant Lease Characteristic 10. to the parent investment ratings spreadsheet (the “Ratings Spreadsheet”) provided to us by Barclays, on behalf of the Company, on October 4, 2016.

The tenant lease documents indicated above and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Cellular Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement, except as described in Appendix B for the Cellular Site Characteristics and Appendix C for the Tenant Lease Characteristics. Supplemental information is contained on Appendix D, Appendix E and Appendix F.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Cellular Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Cellular Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016 (REDACTED).

In applying our agreed-upon procedures as outlined above, we noted that the following Selected Tenant Leases were not included in the Statistical Data File:

[REDACTED]

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we noted the following:

Exception Description Number	Exception Description – Cellular Site Characteristics

1	Two differences in tower height.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we noted the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Eight differences in monthly revenue
2	Three differences in lease current expiration date
3	Seven differences in lease final expiration date
4	One difference in lease escalation frequency
5	Four differences in escalation type
6	One difference in escalation amount
7	One difference in investment grade
8	Five instances in which we were not provided the Tenant Lease Agreement

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Site number	Cellular Site Characteristic	Cellular Site Characteristic set forth on the Statistical Data File	Cellular Site Characteristic set forth on the Site Documentation

1	[REDACTED]	Tower height	400.00 feet	322.75 feet
1	[REDACTED]	Tower height	480.00 feet	345.00 feet

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Tenant Lease	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	[REDACTED]	Monthly revenue	$3,954.17	$4,072.8
1	[REDACTED]	Monthly revenue	$2,118.54	$2,555.73
1	[REDACTED]	Monthly revenue	$2,390.71	$2,485.95
1	[REDACTED]	Monthly revenue	$3,846.11	$4,010.35
1	[REDACTED]	Monthly revenue	$10,105.86	$11,793.19
1	[REDACTED]	Monthly revenue	$598.95	$1,250.98
1	[REDACTED]	Monthly revenue	$4,554.61	$5,189.02
1	[REDACTED]	Monthly revenue	$1,475.85	$1,565.73
2	[REDACTED]	Lease current expiration date	5/31/2020	5/31/2019
2	[REDACTED]	Lease current expiration date	9/30/2018	9/30/2020
2	[REDACTED]	Lease current expiration date	7/31/2020	7/31/2017
3	[REDACTED]	Lease final expiration date	5/31/2020	5/31/2019
3	[REDACTED]	Lease final expiration date	7/31/2035	7/31/2037
3	[REDACTED]	Lease final expiration date	2/28/2026	2/28/2066
3	[REDACTED]	Lease final expiration date	6/30/2031	6/30/2026
3	[REDACTED]	Lease final expiration date	7/31/2047	7/31/2037
3	[REDACTED]	Lease final expiration date	6/19/2019	6/19/2029
3	[REDACTED]	Lease final expiration date	11/30/2135	3/31/2109
4	[REDACTED]	Lease escalation frequency	60 months	12 months
5	[REDACTED]	Escalation type	None	Fixed
5	[REDACTED]	Escalation type	CPI w/Min	Fixed
5	[REDACTED]	Escalation type	25% of net revenue	Fixed
5	[REDACTED]	Escalation type	CPI w/Min	Fixed
6	[REDACTED]	Escalation amount	4%	3%
7	[REDACTED]	Investment grade	Investment Grade	Non-Investment Grade

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 12, 2016 (REDACTED).

In applying our agreed-upon procedures as outlined above, we were not provided the Tenant Lease Agreement for the following Samples Tenant Leases:

Exception Description Number	Sample Tenant Lease	Tenant Lease Characteristics not verified

8	[REDACTED]	Lease current expiration date, Lease final expiration date, Lease escalation frequency, Escalation type, Escalation amount, Billing frequency
8	[REDACTED]	Lease current expiration date, Lease final expiration date, Lease escalation frequency, Escalation type, Escalation amount, Billing frequency
8	[REDACTED]	Lease current expiration date, Lease final expiration date, Lease escalation frequency, Escalation type, Escalation amount, Billing frequency
8	[REDACTED]	Lease current expiration date, Lease final expiration date, Lease escalation frequency, Escalation type, Escalation amount, Billing frequency
8	[REDACTED]	Lease current expiration date, Lease final expiration date, Lease escalation frequency, Escalation type, Escalation amount, Billing frequency

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.